UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

February 5, 2025
Date of Report
(Date of earliest event reported)

AVID BIOSERVICES, INC.
(Exact name of registrant as specified in its charter)

Commission File Number 001-32839

Delaware	95-3698422
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)
14191 Myford Road
Tustin, CA 92780
(Address of principal executive offices, including zip code)

(714) 508-6100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CDMO	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Explanatory Note:

This Amendment No. 1 to Form 8-K amends the Form 8-K that Avid Bioservices, Inc. filed with the Securities and Exchange Commission on February 5, 2025 (the “Original Form 8-K”), solely to re-file Exhibit 2.1 to the Form 8-K which inadvertently contained the incorrect link in the original filing. The other information disclosed in the Original Form 8-K is unchanged.

Introductory Note

This Current Report on Form 8-K is being filed in connection with the completion of the previously announced Merger (as defined below) pursuant to the Agreement and Plan of Merger, dated November 6, 2024 (the “Merger Agreement”), by and among Avid Bioservices, Inc., a Delaware corporation (the “Company”), Space Finco, Inc., a Delaware corporation (“Parent”), and Space Mergerco, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). Parent and Merger Sub are owned by funds managed by affiliates of GHO Capital Partners LLP and Ampersand Capital Partners.

On February 5, 2025 (the “Closing Date”), pursuant to the Merger Agreement, Merger Sub merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

The foregoing description of the Merger Agreement and the transactions contemplated thereby contained in this Introductory Note, including the Merger, does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated by reference herein.

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

On the Closing Date, the Company and U.S. Bank Trust Company, National Association, a national banking association organized under the laws of the United States of America, as trustee (the “Trustee”), entered into the First Supplemental Indenture, dated as of the Closing Date (the “First Supplemental Indenture”), to the Indenture, dated as of March 12, 2024, by and between the Company and the Trustee (the “Original Indenture” and, together with the First Supplemental Indenture, the “Indenture”), relating to the Company’s 7.00% Convertible Senior Notes due 2029 (the “Notes”). As of the Closing Date, $160,000,000 aggregate principal amount of the Notes were outstanding.

As a result of the Merger, and pursuant to the First Supplemental Indenture, at and after the effective time of the Merger (the “Effective Time”), the right to convert each $1,000 principal amount of Notes was changed to a right to convert such principal amount of Notes into Reference Property (as defined in the Indenture) comprising solely cash in an amount equal to the Conversion Rate (as defined in the Indenture) in effect on the relevant Conversion Date (as defined in the Indenture) (subject to any adjustment pursuant to the Indenture, including any increase as a result of a Make-Whole Fundamental Change (as defined in the Indenture)) multiplied by $12.50 (which is an amount equal to the Merger Consideration (as defined below)), and a unit of Reference Property under the Indenture will be comprised of an amount in cash equal to $12.50.

The foregoing descriptions of the Indenture and the transactions contemplated thereby do not purport to be complete and are subject to and qualified in their entirety by reference to the full text of the Indenture. A copy of the Original Indenture was filed as Exhibit 4.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on March 12, 2024. A copy of the First Supplemental Indenture is filed as Exhibit 4.1 hereto. The Original Indenture and the First Supplemental Indenture are incorporated by reference into this Item 1.01. This Current Report on Form 8-K does not constitute an offer to tender for, or purchase, or a solicitation of an offer to tender for, or purchase, any of the Notes or any other security.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and under Items 3.01, 5.01, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Pursuant to the Merger Agreement, at the Effective Time, each:

(i)
share of common stock, par value $0.001 per share, of the Company (“Common Stock”) issued and outstanding as of immediately prior to the Effective Time (except for Common Stock (A) owned or held by the Company or any direct or indirect wholly owned subsidiary of the Company or held in the Company’s treasury (other than, in each case, Common Stock held in a fiduciary or agency capacity and beneficially owned by third parties); (B) owned or held by Parent or Merger Sub or any other direct or indirect wholly owned subsidiary of Parent; and (C) any dissenting shares) was cancelled and ceased to exist and was automatically converted into the right to receive $12.50 in cash, without interest (the “Merger Consideration”), subject to any withholding of taxes required by applicable legal requirements;

(ii)
option to purchase Common Stock (each, a “Company Option”) that was outstanding as of immediately prior to the Effective Time accelerated and became fully vested and exercisable effective immediately prior to, and contingent upon, the Effective Time and was cancelled and converted into the right to receive an amount in cash, without interest, equal to the product of (A) the total number of shares of Common Stock subject to such Company Option immediately prior to the Effective Time, multiplied by (B) the excess of the Merger Consideration over the exercise price payable per share of Common Stock under such Company Option, less applicable tax withholdings;

(iii)
restricted stock unit award granted pursuant to any of the Company equity plans (each, a “RSU”) that was outstanding as of immediately prior to the Effective Time, whether vested or unvested, was cancelled and converted into the right to receive an amount in cash, without interest, equal to the product of (A) the total number of shares of Common Stock issuable in settlement of such RSU immediately prior to the Effective Time without regard to vesting, multiplied by (B) the Merger Consideration, less applicable tax withholdings; and

(iv)
performance stock unit award granted pursuant to any of the Company equity plans (each, a “PSU”) that was outstanding as of immediately prior to the Effective Time, vested in accordance with their terms at the greater of target performance (100%) and actual performance determined as of the end of the fiscal quarter immediately preceding the Effective Time, and each PSU was cancelled and converted into solely the right to receive an amount in cash, without interest, equal to the product of (A) the total number of shares of Common Stock (determined as set forth above) issuable in settlement of such PSU immediately prior to the Effective Time without regard to vesting, multiplied by (B) the Merger Consideration, less applicable tax withholdings.

The foregoing description of the Merger Agreement and the transactions contemplated thereby contained in this Item 2.01, including the Merger, does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated by reference herein.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

On February 5, 2025, the Company (i) notified The Nasdaq Stock Market LLC (“Nasdaq”) of the consummation of the Merger and (ii) requested that Nasdaq file a Form 25 Notification of Removal from Listing and/or Registration with the SEC to remove the Common Stock from listing on Nasdaq and deregister the Common Stock pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

After effectiveness of the Form 25, the Company intends to file with the SEC a Certification and Notice of Termination on Form 15 to terminate the registration of the Common Stock under the Exchange Act and suspend the Company’s reporting obligations under Section 13 and Section 15(d) of the Exchange Act. Trading of the Common Stock on Nasdaq was halted prior to the opening of trading on the Closing Date.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and under Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Except as described in Item 2.01, pursuant to the Merger Agreement, each outstanding share of Common Stock that was issued and outstanding immediately prior to the Effective Time, was automatically converted at the Effective Time into the right to receive the Merger Consideration. Accordingly, at the Effective Time, the holders of such shares of common stock ceased to have any rights as stockholders of the Company, other than the right to receive the Merger Consideration.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introductory Note and under Items 2.01, 3.01, 3.03, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the Merger, at the Effective Time, a change in control of the Company occurred, and the Company became a wholly owned subsidiary of Parent. Parent funded the consideration payable in connection with the Merger and the related transactions, and paid the fees and expenses required to be paid at the Closing Date of the Merger by Parent and Merger Sub under the Merger Agreement, which amount is equal to approximately $1,120,000,000, with debt and equity financing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

At the Effective Time, pursuant to the Merger Agreement, Joseph Carleone, Ph.D., Esther Alegria, Ph.D., Richard Hancock, Catherine Mackey, Ph.D., Gregory Sargen and Jeanne Thoma, each of whom was a director of the Company as of immediately prior to the Effective Time, ceased to be a director of the Company and a member of any committee of the Company’s Board of Directors. Following the Effective Time, Nicholas Green remains a director of the Company and Daniel Hart was appointed a director of the Company.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Effective upon completion of the Merger, the certificate of incorporation of the Company, as in effect immediately prior to the Merger, was amended and restated to be in the form of the certificate of incorporation attached as Exhibit 3.1 hereto. Such exhibit is incorporated by reference into this Item 5.03.

Effective upon completion of the Merger, the bylaws of the Company, as in effect immediately prior to the Merger, were amended and restated to be in the form of the bylaws attached as Exhibit 3.2 hereto. Such exhibit is incorporated by reference into this Item 5.03.

Item 8.01	Other Events.

Press Release Announcing Completion of the Merger

On the Closing Date, the Company issued a press release announcing the completion of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Treatment of Notes

The description contained under the Introductory Note above and in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference in its entirety into this Item 8.01.

The consummation of the Merger constitutes a Merger Event, a Fundamental Change and a Make-Whole Fundamental Change (each as defined in the Indenture) under the Indenture. The effective date of the Merger Event, Fundamental Change and Make-Whole Fundamental Change in respect of the Notes is February 5, 2025, which is the Closing Date.

As a result of the Fundamental Change, each holder of the Notes will have the right to require the Company to repurchase its Notes for a cash repurchase price equal to the Fundamental Change Repurchase Price (as defined in the Indenture).

As the consummation of the Merger constitutes a Make-Whole Fundamental Change pursuant to the terms of the Indenture, any holder of Notes that converts its Notes during a specified period of time following consummation of the Merger will convert their Notes at an increased conversion rate in accordance with the terms of the Indenture.

On the Closing Date, the Company issued a press release providing notice of a Fundamental Change and Make-Whole Fundamental Change to holders of the Notes in connection with the completed Merger. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
2.1*
Agreement and Plan of Merger, dated November 6, 2024, by and among Space Finco, Inc., a Delaware corporation, Space Mergerco, Inc., a Delaware corporation, and Avid Bioservices, Inc., a Delaware corporation (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on November 6, 2024).

3.1	Amended and Restated Certificate of Incorporation of Avid Bioservices, Inc.
3.2	Amended and Restated Bylaws of Avid Bioservices, Inc.
4.1	First Supplemental Indenture, dated as of February 5, 2025, to the Indenture, dated March 12, 2024, by and between Avid Bioservices, Inc. and U.S. Bank Trust Company, National Association.
99.1	Press Release, dated as of February 5, 2025.
99.2	Press Release, dated as of February 5, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*          Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K, but a copy will be furnished supplementally to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVID BIOSERVICES, INC.

	By:	/s/ Daniel R. Hart
Daniel R. Hart
Chief Financial Officer
Date: February 5, 2025